UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period:	May 1, 2016 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam Capital Opportunities Fund

Semiannual report
10 | 31 | 16

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PCOAX

Putnam
Capital Opportunities
Fund

Semiannual report
10 | 31 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	19

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

December 12, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/16. See above and 8–9 for additional fund performance information. Index descriptions can be found on page 12.

2 Capital Opportunities Fund

Pam has an M.S. in Financial Mathematics and an M.S. in Applied Statistics, both from Worcester Polytechnic Institute; an M.B.A. from State University of New York, Binghamton; and a B.S. from Beijing Jiaotong University. Pam has been in the investment industry since she first joined Putnam in 2000. She rejoined the firm in 2002.

Pam, how was the market environment for U.S. small-cap stocks during the six-month period ended October 31, 2016?

U.S. small-cap stocks enjoyed solid performance, as a degree of investor confidence returned to the markets. The asset class saw especially strong performance in the third quarter of 2016, with the Russell 2000 Index [the fund’s benchmark], a measure of small-cap stock performance, climbing 9.05% for the three months. Higher-risk assets rallied after the steep selloff in the week following the United Kingdom’s surprise decision on June 23, 2016, to leave the European Union [Brexit].

The rally eased in October with pre-election uncertainty and increasing speculation that the U.S. Federal Reserve would raise interest rates by year-end. With the unemployment rate falling to 4.9% in October, and wages rising from a year earlier, the Fed looked to be on track to continue normalizing interest rates. Unfortunately, investors’ preoccupation with the presidential election and the timing of the Fed’s next hike upstaged a recovery in corporate profits.

Capital Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Capital Opportunities Fund

Against this backdrop, small-cap stocks outperformed large-cap stocks, and value stocks led growth stocks.

The fund’s benchmark changed just before the start of the reporting period. What contributed to that decision, and how did it affect the portfolio?

When I assumed management of the fund on February 17, 2016, the fund had a small-and mid-cap orientation. I began tilting the portfolio’s focus toward smaller-cap stocks with solid multiyear growth potential in an effort to create a more balanced small-cap fund with a core focus.

How did the fund perform?

For the six months ended October 31, 2016, the fund underperformed its benchmark and the average return for its Lipper peer group. Performance results in the consumer discretionary and health-care sectors detracted most from returns relative to the benchmark.

The portfolio had an underweight position in the consumer discretionary sector relative to the benchmark, which helped somewhat, but stock selection weighed on performance. Within the sector, restaurant stocks faced rising labor costs, and apparel and specialty retailers saw mall traffic decline, and they struggled to adapt to the cost and complexity of managing an online presence.

Our decision to maintain an overweight position in the health-care sector was a slight detractor from performance, but stock selection within the sector proved to be even more of a headwind. The cost of health care is a complex and contentious issue, and the industry is going through a transformational change due to regulation and market forces, in our view. With emerging themes, such as value-based and consumer-driven health care, we believe there are many challenges in the sector, which are creating investment opportunities for the fund.

The fund’s investments in the information technology sector contributed most to returns relative to the benchmark. An emphasis on semiconductors, software, and hardware was beneficial for performance.

Accordingly, just before the start of the current reporting period, the fund’s benchmark was changed from the Russell 2500 Index, which includes small and midsize companies, to the Russell 2000 Index, which includes only small-cap companies, to better reflect the current investment focus of the fund.

Which holdings aided performance?

The fund’s top-performing holding was the oncology-focused biopharmaceutical company TESARO. The company has one commercially viable product, rolapitant, for the treatment of chemotherapy-induced nausea/vomiting. This past summer, TESARO released a strong phase III result of niraparib for the treatment of ovarian cancer. In our view, the trial delivered strong results and showed that niraparib was well tolerated. As a result of the highly compelling trial results, TESARO’s stock price climbed sharply.

Navigant Consulting, a global consulting company with a significant focus in the health-care, financial services, and energy industries, was another top performer for the period. The company provides advisory services, such as forensic accounting, investigative and litigation support, claims management, and turnaround consulting. In our view, the company has done well in identifying, adapting, and resolving the impact of regulatory changes to help its clients. The company has won some large projects in the health-care sector, which we believe bodes well for the company’s potential for strong and sustainable growth.

Capital Opportunities Fund 5

Finally, the fund’s investments in Argan, a publicly traded holding company that provides products and services to the power and renewable industries, performed well. Argan’s power industry service segment, which is the bulk of its business, provides a full range of engineering, procurement, and construction services to independent project owners and public utilities with a primary focus on the construction of natural gas-fired power plants. In our view, it is well positioned to take advantage of the change occurring in electricity generation where natural gas is replacing coal-based plants. We believe the continued market-driven demand for natural gas as a replacement for coal provides a favorable environment for Argan. Combined with Argan’s operating success and acquisition track record, we believe the company is poised for strong, profitable growth for the foreseeable future.

Which holdings detracted from performance during the reporting period?

The fund’s investments in Michaels, which owns and operates a chain of arts-and-crafts specialty retail stores across the United States, was the leading detractor for the period. With competitors becoming more aggressive with promotions and preparing to open more stores, Michaels’ sales growth and profit margins came under pressure for much of 2016. Despite a tougher competitive environment, we still see limited near-term catalysts that could provide growth potential for Michaels. We continued to hold Michaels in the fund’s portfolio at the end of the six-month period, because we believed the company’s stock was undervalued and did not reflect this potential.

Integer Holdings, which was formed when Greatbatch and Lake Region Medical merged in 2015, manufactures and distributes electrical components and batteries used in implantable medical devices and machined components for hip, shoulder, and spinal implants. With the merger, Integer became a leading provider of instrumentation used during orthopedic implant procedures and delivery systems for vascular procedures.

The stock came under pressure during the period as a result of disappointing sales in Greatbatch’s Cardiac Rhythm Management [CRM] division as well as speculation that one of Integer’s larger customers may be launching

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

6 Capital Opportunities Fund

its own division of MRI-safe CRM devices. Integer also encountered some complications implementing the merger. The stock’s underperformance resulted in a much lower valuation than its peers, but we remain committed to Integer’s longer-term growth potential.

Investments in Emergent BioSolutions, a specialty biopharmaceutical company that develops vaccines and antibody therapeutics, as well as medical devices for biodefense purposes, faced headwinds as well during the period. Its product, BioThrax, is purchased by the U.S. government for its Strategic National Stockpile, and is the only anthrax vaccine approved by the U.S. Food and Drug Administration. At end of June 2016, the announcement by the U.S. government of a follow-on BioThrax contract was less than investors anticipated. Due to the increased uncertainly about demand for BioThrax, the company shares sold off. We continue to hold the position and see the recent clarity on the new BioThrax procurement contract as key to future growth potential, including a second contract kicking in during the next few years.

What are your thoughts about the U.S. stock market as 2016 comes to a close?

I believe the U.S. stock market held up surprisingly well in the aftermath of the surprising results of the Brexit vote, as major U.S. equity indexes continued to achieve new record highs in recent months. Much like the Brexit vote, the election of Donald Trump as president was largely unexpected, given polls that were leaning toward the Democratic nominee Hillary Clinton. However, unlike the market selloff that immediately followed the Brexit vote, U.S. equity markets rallied the day after the election. As investors began to warm to President-elect Trump’s fiscal stimulus policies, the November election week represented the best week for U.S. stocks in two years.

For their part, small-cap stocks saw increased investor interest following the election.

Many financial analysts believe that some of President-elect Trump’s deregulation and trade proposals may be more disruptive for large companies that are more dependent on exports than for small businesses that tend to be more focused on the U.S. market.

While investors’ reception of a Trump presidency was initially greeted positively, I think we can expect equity markets to be choppy in the weeks and months ahead, as reality sets in and the work of implementing campaign promises begins.

Thank you, Pam, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Capital Opportunities Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (6/1/98)
Before sales charge	7.21%	67.98%	5.32%	53.39%	8.93%	7.02%	2.29%	–0.90%	3.90%

After sales charge	6.87	58.33	4.70	44.57	7.65	0.87	0.29	–6.60	–2.08

Class B (6/29/98)
Before CDSC	6.87	58.03	4.68	47.79	8.13	4.64	1.52	–1.67	3.50

After CDSC	6.87	58.03	4.68	45.79	7.83	2.01	0.67	–6.57	–1.50

Class C (7/26/99)
Before CDSC	6.42	55.65	4.52	47.69	8.11	4.57	1.50	–1.73	3.45

After CDSC	6.42	55.65	4.52	47.69	8.11	4.57	1.50	–2.71	2.45

Class M (6/29/98)
Before sales charge	6.67	59.63	4.79	49.50	8.37	5.42	1.77	–1.47	3.62

After sales charge	6.47	54.04	4.42	44.27	7.61	1.73	0.57	–4.92	–0.01

Class R (1/21/03)
Net asset value	6.95	63.82	5.06	51.57	8.67	6.26	2.05	–1.15	3.77

Class R5 (7/2/12)
Net asset value	7.48	72.73	5.62	55.81	9.27	7.98	2.59	–0.63	3.99

Class R6 (7/2/12)
Net asset value	7.51	73.59	5.67	56.58	9.38	8.40	2.72	–0.52	4.13

Class Y (10/2/00)
Net asset value	7.46	72.22	5.59	55.35	9.21	7.82	2.54	–0.69	4.07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 Capital Opportunities Fund

Comparative index returns For periods ended 10/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Russell 2000 Index	6.75%	78.38%	5.96%	72.43%	11.51%	12.89%	4.12%	4.11%	6.13%

Lipper Small-Cap
Core Funds
category average*	7.57	78.86	5.89	66.71	10.67	10.92	3.44	3.01	4.20

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/16, there were 881, 852, 711, 623, 430, and 143 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/16

	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

4/30/16	$13.86	$14.71	$12.01	$12.18	$12.71	$13.17	$13.51	$14.27	$14.28	$14.24

10/31/16	14.40	15.28	12.43	12.60	13.17	13.65	14.02	14.84	14.87	14.82

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (6/1/98)
Before sales charge	7.52%	84.45%	6.31%	88.24%	13.49%	16.22%	5.14%	8.36%	7.95%

After sales charge	7.17	73.85	5.69	77.41	12.15	9.54	3.08	2.13	1.74

Class B (6/29/98)
Before CDSC	7.17	73.70	5.68	81.36	12.64	13.62	4.35	7.58	7.51

After CDSC	7.17	73.70	5.68	79.36	12.39	10.76	3.47	2.58	2.51

Class C (7/26/99)
Before CDSC	6.72	71.11	5.52	81.45	12.66	13.67	4.36	7.62	7.57

After CDSC	6.72	71.11	5.52	81.45	12.66	13.67	4.36	6.62	6.57

Class M (6/29/98)
Before sales charge	6.98	75.44	5.78	83.73	12.94	14.55	4.63	7.89	7.73

After sales charge	6.77	69.30	5.41	77.29	12.13	10.55	3.40	4.11	3.96

Class R (1/21/03)
Net asset value	7.25	80.05	6.06	85.92	13.20	15.41	4.89	8.13	7.86

Class R5 (7/2/12)
Net asset value	7.78	89.93	6.63	91.41	13.87	17.36	5.48	8.72	8.14

Class R6 (7/2/12)
Net asset value	7.81	90.73	6.67	92.22	13.96	17.73	5.59	8.84	8.21

Class Y (10/2/00)
Net asset value	7.76	89.26	6.59	90.74	13.79	17.14	5.41	8.68	8.08

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Capital Opportunities Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/16*	1.19%	1.94%	1.94%	1.69%	1.44%	0.85%	0.75%	0.94%

Annualized expense ratio for the
six-month period ended 10/31/16	1.20%	1.95%	1.95%	1.70%	1.45%	0.88%	0.78%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/16 to 10/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.17	$10.00	$10.00	$8.72	$7.45	$4.52	$4.01	$4.89

Ending value (after expenses)	$1,039.00	$1,035.00	$1,034.50	$1,036.20	$1,037.70	$1,039.90	$1,041.30	$1,040.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Capital Opportunities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.11	$9.91	$9.91	$8.64	$7.37	$4.48	$3.97	$4.84

Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,016.64	$1,017.90	$1,020.77	$1,021.27	$1,020.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Capital Opportunities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell® 2000 Index is an unmanaged index of 2,000 small-cap companies in the Russell 3000 Index.

Russell® 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Capital Opportunities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Opportunities Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny

14 Capital Opportunities Fund

in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least August 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

Capital Opportunities Fund 15

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases,

16 Capital Opportunities Fund

comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 797, 681 and 603 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and five-year periods ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance during those periods was largely attributable to the fund’s relative emphasis on investing in securities (particularly small cap securities) that the fund’s portfolio managers believed were undervalued by the market, which detracted from the fund’s performance during a period in which value-based investment strategies generally underperformed growth-based investment strategies.

The Trustees observed that, in February 2016, to address the fund’s performance challenges and to reduce its emphasis on value investing, Putnam Investments had removed the fund’s portfolio managers and appointed a new portfolio manager to take sole responsibility for managing the fund’s investments. The Trustees noted that Putnam Investments was confident in the new portfolio manager and her investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and

Capital Opportunities Fund 17

execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Capital Opportunities Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Opportunities Fund 19

The fund’s portfolio 10/31/16 (Unaudited)

COMMON STOCKS (97.9%)*	Shares	Value

Aerospace and defense (0.2%)

Kratos Defense & Security Solutions, Inc. † S	106,577	$598,963

		598,963

Airlines (0.5%)

Alaska Air Group, Inc.	19,800	1,429,956

		1,429,956

Auto components (1.5%)

American Axle & Manufacturing Holdings, Inc. †	38,240	685,261

Cooper-Standard Holding, Inc. †	14,581	1,330,808

Goodyear Tire & Rubber Co. (The)	46,439	1,348,124

Stoneridge, Inc. †	83,019	1,230,342

		4,594,535

Banks (9.2%)

Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	24,232	653,537

Cardinal Financial Corp.	37,170	976,828

Chemical Financial Corp.	25,998	1,116,614

Customers Bancorp, Inc. †	47,518	1,286,312

East West Bancorp, Inc.	73,564	2,906,514

FCB Financial Holdings, Inc. Class A †	44,138	1,646,347

First BanCorp. (Puerto Rico) †	303,114	1,554,975

First Community Bancshares, Inc.	34,370	778,481

Flushing Financial Corp.	39,968	856,115

Franklin Financial Network, Inc. †	38,036	1,239,974

Great Southern Bancorp, Inc.	29,458	1,218,088

Hanmi Financial Corp.	68,573	1,714,325

Hope Bancorp, Inc	95,335	1,538,707

Horizon Bancorp	23,163	671,727

MainSource Financial Group, Inc.	42,110	1,051,066

OFG Bancorp (Puerto Rico)	33,853	360,534

Pacific Premier Bancorp, Inc. †	35,915	928,403

Peoples Bancorp, Inc.	30,037	744,016

Popular, Inc. (Puerto Rico)	60,777	2,206,205

TCF Financial Corp.	89,490	1,279,707

United Community Banks, Inc.	44,235	954,149

Western Alliance Bancorp †	32,252	1,204,935

Zions Bancorporation	54,445	1,753,673

		28,641,232

Biotechnology (4.7%)

Acceleron Pharma, Inc. †	8,300	232,649

Alder Biopharmaceuticals, Inc. † S	28,500	691,125

Alkermes PLC †	15,900	801,519

Ardelyx, Inc. † S	43,997	541,163

ARIAD Pharmaceuticals, Inc. † S	74,010	645,367

Axovant Sciences, Ltd. (Bermuda) † S	22,200	273,282

Biospecifics Technologies Corp. †	16,502	716,022

Clovis Oncology, Inc. †	14,000	407,120

CytomX Therapeutics, Inc. † S	41,800	471,086

Dynavax Technologies Corp. † S	53,834	497,965

Eagle Pharmaceuticals, Inc. † S	14,127	789,417

20 Capital Opportunities Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Biotechnology cont.

Emergent BioSolutions, Inc. † S	45,566	$1,217,524

Exelixis, Inc. †	39,400	417,246

FivePrime Therapeutics, Inc. †	15,730	763,377

Halozyme Therapeutics, Inc. † S	37,629	324,738

Ligand Pharmaceuticals, Inc. † S	8,210	785,943

Merrimack Pharmaceuticals, Inc. † S	90,694	473,423

MiMedx Group, Inc. † S	86,155	767,641

Neurocrine Biosciences, Inc. †	12,947	566,690

Ophthotech Corp. †	17,178	615,316

Prothena Corp. PLC (Ireland) † S	15,103	722,225

Puma Biotechnology, Inc. † S	7,500	287,250

Sorrento Therapeutics, Inc. † S	42,600	244,950

TESARO, Inc. † S	3,871	467,926

Trevena, Inc. †	46,700	227,896

Ultragenyx Pharmaceutical, Inc. † S	9,800	578,102

uniQure NV (Netherlands) † S	22,676	153,970

		14,680,932

Building products (2.3%)

CaesarStone Sdot-Yam, Ltd. (Israel) †	28,288	999,981

Continental Building Products, Inc. †	53,486	1,093,789

NCI Building Systems, Inc. †	57,096	822,182

Patrick Industries, Inc. †	30,606	1,755,254

PGT, Inc. †	244,894	2,399,961

		7,071,167

Capital markets (1.2%)

AllianceBernstein Holding LP	36,122	787,460

E*Trade Financial Corp. †	42,303	1,191,252

Piper Jaffray Cos. †	28,865	1,632,316

		3,611,028

Chemicals (4.1%)

American Vanguard Corp.	65,358	993,442

Cabot Corp.	25,588	1,334,158

Chase Corp.	16,026	1,095,377

Innophos Holdings, Inc.	4,926	225,808

Koppers Holdings, Inc. †	42,186	1,381,592

Kraton Corp. †	32,824	841,279

Minerals Technologies, Inc.	15,160	1,018,752

Orion Engineered Carbons SA (Luxembourg)	96,344	1,806,450

Trinseo SA	46,654	2,447,002

W.R. Grace & Co.	22,100	1,479,816

		12,623,676

Commercial services and supplies (2.1%)

ACCO Brands Corp. †	144,321	1,601,963

Deluxe Corp.	36,881	2,257,117

Ennis, Inc.	53,772	787,760

Tetra Tech, Inc.	50,395	1,937,688

		6,584,528

Communications equipment (2.1%)

Applied Optoelectronics, Inc. † S	30,153	579,842

Arista Networks, Inc. † S	8,100	686,475

Capital Opportunities Fund 21

COMMON STOCKS (97.9%)* cont.	Shares	Value

Communications equipment cont.

Ciena Corp. †	36,688	$711,013

InterDigital, Inc./PA	25,008	1,766,815

Netscout Systems, Inc. †	45,700	1,254,465

Plantronics, Inc.	17,861	923,592

ShoreTel, Inc. †	105,902	704,248

		6,626,450

Construction and engineering (2.9%)

Argan, Inc.	31,679	1,800,951

Dycom Industries, Inc. † S	28,018	2,155,425

Granite Construction, Inc.	19,000	934,040

MasTec, Inc. †	81,860	2,337,103

Quanta Services, Inc. †	63,230	1,817,863

		9,045,382

Construction materials (0.5%)

Summit Materials, Inc. Class A †	83,695	1,568,444

		1,568,444

Consumer finance (1.3%)

Encore Capital Group, Inc. † S	29,436	584,305

Nelnet, Inc. Class A	41,803	1,637,842

OneMain Holdings, Inc. † S	68,516	1,941,743

		4,163,890

Containers and packaging (0.4%)

Owens-Illinois, Inc. †	65,934	1,272,526

		1,272,526

Diversified telecommunication services (1.6%)

Cogent Communications Holdings, Inc.	25,208	930,175

Frontier Communications Corp. S	229,271	921,669

IDT Corp. Class B	33,404	597,598

Inteliquent, Inc.	103,632	1,739,981

Vonage Holdings Corp. †	115,000	788,900

		4,978,323

Electrical equipment (0.9%)

AZZ, Inc.	15,547	827,878

EnerSys	11,204	729,717

Sensata Technologies Holding NV † S	37,264	1,331,443

		2,889,038

Electronic equipment, instruments, and components (2.1%)

Arrow Electronics, Inc. †	43,348	2,649,430

Belden, Inc.	8,600	557,366

Littelfuse, Inc.	7,630	1,064,385

Plexus Corp. †	25,198	1,154,320

SYNNEX Corp.	10,524	1,079,131

		6,504,632

Energy equipment and services (0.3%)

Oil States International, Inc. †	35,239	1,030,741

		1,030,741

Equity real estate investment trusts (REITs) (5.3%)

Agree Realty Corp.	19,006	918,940

Ashford Hospitality Trust, Inc.	95,378	554,146

Brandywine Realty Trust	52,327	811,069

22 Capital Opportunities Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Equity real estate investment trusts (REITs) cont.

CBL & Associates Properties, Inc.	52,293	$559,535

Chesapeake Lodging Trust	38,729	840,807

Communications Sales & Leasing, Inc.	66,317	1,885,392

Community Healthcare Trust, Inc.	38,019	850,865

Hersha Hospitality Trust	22,866	407,472

Investors Real Estate Trust S	74,303	451,019

Lexington Realty Trust	131,192	1,330,287

LTC Properties, Inc.	13,032	653,034

National Health Investors, Inc.	18,737	1,419,515

Omega Healthcare Investors, Inc.	33,417	1,063,663

One Liberty Properties, Inc.	27,129	639,159

Ramco-Gershenson Properties Trust	36,864	639,222

Select Income REIT	29,347	726,045

STAG Industrial, Inc.	40,464	933,504

Summit Hotel Properties, Inc.	98,513	1,279,684

Universal Health Realty Income Trust	5,989	351,554

		16,314,912

Food and staples retail (0.4%)

SpartanNash Co.	40,551	1,135,428

		1,135,428

Food products (2.3%)

B&G Foods, Inc.	21,800	924,320

Dean Foods Co.	63,523	1,159,930

John B. Sanfilippo & Son, Inc.	13,322	675,159

Nomad Foods, Ltd. (United Kingdom) †	179,500	2,206,055

Omega Protein Corp. †	28,098	626,585

Sanderson Farms, Inc. S	18,730	1,685,325

		7,277,374

Gas utilities (0.5%)

UGI Corp.	34,991	1,619,733

		1,619,733

Health-care equipment and supplies (2.8%)

Conmed Corp.	11,100	444,000

DexCom, Inc. †	7,277	569,352

Globus Medical, Inc. Class A †	32,224	713,117

Halyard Health, Inc. †	19,499	630,793

ICU Medical, Inc. †	15,646	2,179,488

Integer Holdings Corp. †	36,011	794,043

Spectranetics Corp. (The) †	32,947	714,950

STERIS PLC (United Kingdom)	20,565	1,374,153

Zeltiq Aesthetics, Inc. † S	39,195	1,297,355

		8,717,251

Health-care providers and services (1.8%)

Aceto Corp.	30,686	562,474

AmSurg Corp. † S	5,795	346,251

HealthSouth Corp.	23,253	933,608

Landauer, Inc.	23,156	1,007,286

Molina Healthcare, Inc. † S	11,671	635,019

Capital Opportunities Fund 23

COMMON STOCKS (97.9%)* cont.	Shares	Value

Health-care providers and services cont.

PharMerica Corp. †	54,831	$1,304,978

Surgical Care Affiliates, Inc. †	15,264	653,147

		5,442,763

Health-care technology (0.4%)

Veeva Systems, Inc. Class A † S	30,203	1,173,387

		1,173,387

Hotels, restaurants, and leisure (1.7%)

Cheesecake Factory, Inc. (The)	38,838	2,065,793

Marriott Vacations Worldwide Corp. S	17,407	1,106,737

Penn National Gaming, Inc. †	94,605	1,223,243

Sonic Corp.	45,500	1,042,405

		5,438,178

Household durables (1.3%)

CalAtlantic Group, Inc. S	29,100	940,512

Century Communities, Inc. †	33,200	654,040

Ethan Allen Interiors, Inc.	18,487	567,551

LGI Homes, Inc. † S	66,087	1,966,749

		4,128,852

Independent power and renewable electricity producers (0.2%)

Dynegy, Inc. † S	62,247	662,931

		662,931

Insurance (1.7%)

American Equity Investment Life Holding Co.	112,216	2,012,033

Amtrust Financial Services, Inc.	33,128	874,248

Employers Holdings, Inc.	54,445	1,706,851

Heritage Insurance Holdings, Inc.	52,713	621,486

		5,214,618

Internet and direct marketing retail (0.2%)

FTD Cos., Inc. †	36,304	730,436

		730,436

Internet software and services (3.8%)

Blucora, Inc. †	86,782	1,154,201

Box, Inc. Class A † S	66,800	963,256

Carbonite, Inc. †	96,300	1,641,915

IAC/InterActive Corp.	33,725	2,173,239

Instructure, Inc. † S	56,334	1,433,700

j2 Global, Inc.	22,697	1,614,892

New Relic, Inc. †	19,600	714,420

Shopify, Inc. Class A (Canada) † S	19,603	812,544

Stamps.com, Inc. † S	8,210	800,886

XO Group, Inc. †	26,400	485,760

		11,794,813

IT Services (1.7%)

CACI International, Inc. Class A †	17,147	1,677,834

Cardtronics PLC Class A (United Kingdom) † S	22,021	1,101,050

CSG Systems International, Inc.	37,940	1,442,858

Perficient, Inc. †	60,333	1,122,797

		5,344,539

24 Capital Opportunities Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Leisure products (0.6%)

Brunswick Corp. S	19,600	$852,600

MCBC Holdings, Inc.	37,653	419,454

Vista Outdoor, Inc. †	15,257	589,988

		1,862,042

Life sciences tools and services (1.3%)

Albany Molecular Research, Inc. † S	82,753	1,290,119

Cambrex Corp. †	19,010	766,103

INC Research Holdings, Inc. Class A †	18,624	851,117

VWR Corp. †	41,706	1,147,332

		4,054,671

Machinery (2.4%)

Douglas Dynamics, Inc.	25,781	827,570

Greenbrier Cos., Inc. (The)	42,286	1,332,009

NN, Inc.	66,124	1,167,089

Standex International Corp.	12,359	944,228

Terex Corp.	34,176	816,123

Wabash National Corp. †	50,468	567,765

Wabtec Corp.	24,141	1,866,341

		7,521,125

Marine (0.2%)

Matson, Inc.	14,294	570,902

		570,902

Media (0.7%)

Liberty Media Corp. Class C †	28,300	939,277

Regal Entertainment Group Class A S	54,279	1,167,541

		2,106,818

Mortgage real estate investment trusts (REITs) (1.8%)

Apollo Commercial Real Estate Finance, Inc.	53,965	913,088

ARMOUR Residential REIT, Inc.	10,818	245,244

Chimera Investment Corp.	79,576	1,246,956

Colony Capital, Inc. Class A	52,058	989,623

CYS Investments, Inc.	56,373	485,935

MFA Financial, Inc.	49,236	359,915

New Residential Investment Corp.	93,000	1,298,280

		5,539,041

Multi-utilities (0.5%)

Vectren Corp.	27,806	1,398,920

		1,398,920

Oil, gas, and consumable fuels (2.0%)

Aegean Marine Petroleum Network, Inc. (Greece) S	166,839	1,434,815

Callon Petroleum Co. †	80,028	1,039,564

Diamondback Energy, Inc. †	8,983	820,058

Gulfport Energy Corp. †	34,773	838,377

Northern Oil and Gas, Inc. † S	154,248	323,921

Synergy Resources Corp. † S	239,200	1,636,128

		6,092,863

Paper and forest products (0.8%)

Domtar Corp.	34,849	1,252,822

KapStone Paper and Packaging Corp.	68,467	1,241,991

		2,494,813

Capital Opportunities Fund 25

COMMON STOCKS (97.9%)* cont.	Shares	Value

Pharmaceuticals (2.5%)

ANI Pharmaceuticals, Inc. † S	12,642	$754,727

Aralez Pharmaceuticals, Inc. (Canada) † S	119,740	487,342

Cardiome Pharma Corp. (Canada) † S	66,152	182,580

Depomed, Inc. † S	23,832	532,884

Horizon Pharma PLC †	73,661	1,231,612

Impax Laboratories, Inc. †	21,071	423,527

Jazz Pharmaceuticals PLC †	7,824	856,493

Lannett Co., Inc. † S	25,609	560,837

Medicines Co. (The) † S	25,284	833,108

Pacira Pharmaceuticals, Inc. †	16,749	532,618

Prestige Brands Holdings, Inc. †	11,107	502,925

Sucampo Pharmaceuticals, Inc. Class A †	56,252	641,273

TherapeuticsMD, Inc. † S	48,000	275,520

		7,815,446

Professional services (1.7%)

ICF International, Inc. †	56,644	2,628,282

Navigant Consulting, Inc. †	115,339	2,698,933

		5,327,215

Real estate management and development (0.5%)

RE/MAX Holdings, Inc. Class A	36,688	1,594,094

		1,594,094

Semiconductors and semiconductor equipment (9.1%)

Advanced Energy Industries, Inc. †	51,732	2,467,616

Ambarella, Inc. † S	14,035	861,328

CEVA, Inc. †	67,387	2,024,979

Cirrus Logic, Inc. †	15,995	863,410

Cypress Semiconductor Corp. S	84,635	843,811

FormFactor, Inc. †	168,562	1,512,844

Inphi Corp. †	16,200	601,020

Integrated Device Technology, Inc. †	39,888	826,080

Lam Research Corp. S	14,062	1,362,045

Lattice Semiconductor Corp. †	225,986	1,371,735

Maxim Integrated Products, Inc.	33,214	1,316,271

MaxLinear, Inc. Class A †	71,300	1,334,023

Mellanox Technologies, Ltd. (Israel) †	32,445	1,408,113

MKS Instruments, Inc.	39,080	1,971,586

Monolithic Power Systems, Inc.	10,524	829,396

ON Semiconductor Corp. †	87,848	1,025,186

Power Integrations, Inc.	16,512	1,064,198

Semtech Corp. †	11,587	280,405

Silicon Laboratories, Inc. †	10,524	630,914

Skyworks Solutions, Inc. S	16,851	1,296,516

Synaptics, Inc. † S	21,300	1,110,156

Tessera Technologies, Inc.	33,307	1,235,690

Tower Semiconductor, Ltd. (Israel) † S	122,558	1,905,777

		28,143,099

Software (4.6%)

Blackbaud, Inc.	17,282	1,061,115

Fortinet, Inc. †	28,300	907,298

Gigamon, Inc. †	16,026	886,238

26 Capital Opportunities Fund

COMMON STOCKS (97.9%)* cont.	Shares	Value

Software cont.

Mentor Graphics Corp. S	57,342	$1,657,184

Paylocity Holding Corp. † S	16,412	713,758

Proofpoint, Inc. † S	15,184	1,190,122

PROS Holdings, Inc. †	64,796	1,420,328

QAD, Inc. Class A	32,000	769,600

ServiceNow, Inc. †	13,200	1,160,412

Take-Two Interactive Software, Inc. †	10,500	466,095

TiVo Corp. †	43,541	864,289

Tyler Technologies, Inc. †	15,828	2,538,811

Zendesk, Inc. †	22,407	589,080

		14,224,330

Specialty retail (1.1%)

American Eagle Outfitters, Inc. S	74,340	1,266,754

Chico’s FAS, Inc.	55,964	653,100

Michaels Cos., Inc. (The) †	67,852	1,577,559

		3,497,413

Technology hardware, storage, and peripherals (1.4%)

NCR Corp. †	60,333	2,114,672

Pure Storage, Inc. Class A †	77,800	960,052

Super Micro Computer, Inc. †	48,300	1,144,710

		4,219,434

Textiles, apparel, and luxury goods (1.8%)

G-III Apparel Group, Ltd. †	15,923	415,909

Hanesbrands, Inc.	96,400	2,477,480

Oxford Industries, Inc.	10,524	660,065

Perry Ellis International, Inc. †	45,900	853,281

Steven Madden, Ltd. †	18,827	628,822

Wolverine World Wide, Inc.	30,317	647,268

		5,682,825

Thrifts and mortgage finance (1.9%)

BofI Holding, Inc. † S	44,407	827,302

Federal Agricultural Mortgage Corp. Class C	31,196	1,273,733

HomeStreet, Inc. †	46,100	1,270,055

Meta Financial Group, Inc.	24,135	1,767,889

Radian Group, Inc.	59,953	814,761

		5,953,740

Tobacco (0.4%)

Vector Group, Ltd. S	56,562	1,184,408

		1,184,408

Trading companies and distributors (0.6%)

Beacon Roofing Supply, Inc. †	46,601	1,959,104

		1,959,104

Total common stocks (cost $282,898,147)		$304,152,961

Capital Opportunities Fund 27

INVESTMENT COMPANIES (2.2%)*	Shares	Value

Fifth Street Finance Corp.	435,482	$2,347,248

Hercules Capital, Inc.	71,726	983,363

Medley Capital Corp. S	95,541	720,379

PennantPark Investment Corp. S	212,500	1,600,125

Solar Capital, Ltd.	62,132	1,250,096

Total investment companies (cost $6,846,047)		$6,901,211

SHORT-TERM INVESTMENTS (15.8%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.74% [d]	48,772,361	$48,772,361

Putnam Short Term Investment Fund 0.50% L	437,401	437,401

Total short-term investments (cost $49,209,762)		$49,209,762

TOTAL INVESTMENTS

Total investments (cost $338,953,956)		$360,263,934

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $310,824,923.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

28 Capital Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$28,041,099	$—	$—

Consumer staples	9,597,210	—	—

Energy	7,123,604	—	—

Financials	53,123,549	—	—

Health care	41,884,450	—	—

Industrials	42,997,380	—	—

Information technology	76,857,297	—	—

Materials	17,959,459	—	—

Real estate	17,909,006	—	—

Telecommunication services	4,978,323	—	—

Utilities	3,681,584	—	—

Total common stocks	304,152,961	—	—

Investment companies	6,901,211	—	—

Short-term investments	437,401	48,772,361	—

Totals by level	$311,491,573	$48,772,361	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund 29

Statement of assets and liabilities 10/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $46,929,539 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $289,744,194)	$311,054,172
Affiliated issuers (identified cost $49,209,762) (Notes 1 and 5)	49,209,762

Dividends, interest and other receivables	1,237,720

Receivable for shares of the fund sold	157,384

Receivable for investments sold	1,029,784

Prepaid assets	48,218

Total assets	362,737,040

LIABILITIES

Payable for investments purchased	587,901

Payable for shares of the fund repurchased	884,454

Payable for compensation of Manager (Note 2)	170,673

Payable for custodian fees (Note 2)	21,354

Payable for investor servicing fees (Note 2)	120,750

Payable for Trustee compensation and expenses (Note 2)	1,203,827

Payable for administrative services (Note 2)	603

Payable for distribution fees (Note 2)	78,305

Collateral on securities loaned, at value (Note 1)	48,772,361

Other accrued expenses	71,889

Total liabilities	51,912,117

Net assets	$310,824,923

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$271,828,966

Undistributed net investment income (Note 1)	1,217,370

Accumulated net realized gain on investments (Note 1)	16,468,609

Net unrealized appreciation of investments	21,309,978

Total — Representing net assets applicable to capital shares outstanding	$310,824,923

(Continued on next page)

30 Capital Opportunities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($220,355,417 divided by 15,305,734 shares)	$14.40

Offering price per class A share (100/94.25 of $14.40)*	$15.28

Net asset value and offering price per class B share ($7,603,094 divided by 611,619 shares)**	$12.43

Net asset value and offering price per class C share ($19,022,511 divided by 1,509,191 shares)**	$12.60

Net asset value and redemption price per class M share ($3,530,040 divided by 267,970 shares)	$13.17

Offering price per class M share (100/96.50 of $13.17)*	$13.65

Net asset value, offering price and redemption price per class R share
($10,407,483 divided by 742,570 shares)	$14.02

Net asset value, offering price and redemption price per class R5 share
($9,675,904 divided by 651,820 shares)	$14.84

Net asset value, offering price and redemption price per class R6 share
($8,306,294 divided by 558,724 shares)	$14.87

Net asset value, offering price and redemption price per class Y share
($31,924,180 divided by 2,154,498 shares)	$14.82

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund 31

Statement of operations Six months ended 10/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $8,954)	$3,033,134

Interest (including interest income of $5,306 from investments in affiliated issuers) (Note 5)	5,366

Securities lending (net of expenses) (Notes 1 and 5)	199,145

Total investment income	3,237,645

EXPENSES

Compensation of Manager (Note 2)	1,023,821

Investor servicing fees (Note 2)	343,042

Custodian fees (Note 2)	22,115

Trustee compensation and expenses (Note 2)	11,688

Distribution fees (Note 2)	469,868

Administrative services (Note 2)	3,646

Other	128,515

Total expenses	2,002,695

Expense reduction (Note 2)	(5,438)

Net expenses	1,997,257

Net investment income	1,240,388

Net realized gain on investments (Notes 1 and 3)	16,609,884

Net unrealized depreciation of investments during the period	(5,487,111)

Net gain on investments	11,122,773

Net increase in net assets resulting from operations	$12,363,161

The accompanying notes are an integral part of these financial statements.

32 Capital Opportunities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/16*	Year ended 4/30/16

Operations

Net investment income	$1,240,388	$1,602,208

Net realized gain (loss) on investments	16,609,884	(53,056)

Net unrealized depreciation of investments	(5,487,111)	(43,313,943)

Net increase (decrease) in net assets resulting
from operations	12,363,161	(41,764,791)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(2,224,704)

Class B	—	(19,652)

Class C	—	(45,988)

Class M	—	(17,598)

Class R	—	(66,614)

Class R5	—	(108,170)

Class R6	—	(143,097)

Class Y	—	(491,566)

From net realized long-term gain on investments
Class A	—	(406,095)

Class B	—	(17,385)

Class C	—	(42,308)

Class M	—	(6,746)

Class R	—	(23,939)

Class R5	—	(14,381)

Class R6	—	(17,322)

Class Y	—	(68,939)

Decrease from capital share transactions (Note 4)	(29,901,838)	(57,070,265)

Total decrease in net assets	(17,538,677)	(102,549,560)

NET ASSETS

Beginning of period	328,363,600	430,913,160

End of period (including undistributed net investment
income of $1,217,370 and distributions in excess of net
investment income of $23,018, respectively)	$310,824,923	$328,363,600

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Capital Opportunities Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	Total	Redemption	reimburse	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	distributions	fees	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

October 31, 2016**	$13.86	.06	.48	.54	—	—	—	—	—	$14.40	3.90*	$220,355	.60*	.40*	77*

April 30, 2016	15.53	.07	(1.59)	(1.52)	(.13)	(.02)	(.15)	—	—	13.86	(9.84)	228,846	1.16[d]	.46[d]	55

April 30, 2015	17.21	.12	.79	.91	(.08)	(2.51)	(2.59)	—	—	15.53	5.58	289,869	1.16	.72	17

April 30, 2014	14.01	.04	3.22	3.26	(.06)	—	(.06)	—[e]	—	17.21	23.27	304,761	1.18	.22	90

April 30, 2013	12.56	.07	1.39	1.46	(.01)	—	(.01)	—[e]	—	14.01	11.59	268,152	1.25	.52	70

April 30, 2012	13.26	.01	(.72)	(.71)	—	—	—	—[e]	.01[g]	12.56	(5.28)	253,278	1.27	.05	29

Class B

October 31, 2016**	$12.01	—[e]	.42	.42	—	—	—	—	—	$12.43	3.50*	$7,603	.98*	.02*	77*

April 30, 2016	13.48	(.04)	(1.38)	(1.42)	(.03)	(.02)	(.05)	—	—	12.01	(10.56)	8,220	1.91[d]	(.29)[d]	55

April 30, 2015	15.29	(.01)	.71	.70	—	(2.51)	(2.51)	—	—	13.48	4.84	11,207	1.91	(.04)	17

April 30, 2014	12.50	(.07)	2.86	2.79	—	—	—	—[e]	—	15.29	22.32	12,727	1.93	(.53)	90

April 30, 2013	11.29	(.03)	1.24	1.21	—	—	—	—[e]	—	12.50	10.72	12,546	2.00	(.24)	70

April 30, 2012	12.00	(.07)	(.65)	(.72)	—	—	—	—[e]	.01[g]	11.29	(5.92)	14,734	2.02	(.70)	29

Class C

October 31, 2016**	$12.18	—[e]	.42	.42	—	—	—	—	—	$12.60	3.45*	$19,023	.98*	.02*	77*

April 30, 2016	13.67	(.04)	(1.40)	(1.44)	(.03)	(.02)	(.05)	—	—	12.18	(10.57)	20,113	1.91[d]	(.29)[d]	55

April 30, 2015	15.47	(.01)	.72	.71	—	(2.51)	(2.51)	—	—	13.67	4.84	27,815	1.91	(.03)	17

April 30, 2014	12.64	(.08)	2.91	2.83	—	—	—	—[e]	—	15.47	22.39	28,256	1.93	(.53)	90

April 30, 2013	11.42	(.03)	1.25	1.22	—	—	—	—[e]	—	12.64	10.68	24,203	2.00	(.24)	70

April 30, 2012	12.14	(.07)	(.66)	(.73)	—	—	—	—[e]	.01[g]	11.42	(5.93)	20,965	2.02	(.69)	29

Class M

October 31, 2016**	$12.71	.02	.44	.46	—	—	—	—	—	$13.17	3.62*	$3,530	.85*	.14*	77*

April 30, 2016	14.26	(.01)	(1.46)	(1.47)	(.06)	(.02)	(.08)	—	—	12.71	(10.32)	3,661	1.66[d]	(.04)[d]	55

April 30, 2015	16.01	.03	.73	.76	—	(2.51)	(2.51)	—	—	14.26	5.01	4,417	1.66	.21	17

April 30, 2014	13.05	(.04)	3.00	2.96	—	—	—	—[e]	—	16.01	22.68	4,945	1.68	(.28)	90

April 30, 2013	11.75	—[e]	1.30	1.30	—	—	—	—[e]	—	13.05	11.06	4,323	1.75	.01	70

April 30, 2012	12.46	(.05)	(.67)	(.72)	—	—	—	—[e]	.01[g]	11.75	(5.70)	4,573	1.77	(.45)	29

Class R

October 31, 2016**	$13.51	.04	.47	.51	—	—	—	—	—	$14.02	3.77*	$10,407	.73*	.28*	77*

April 30, 2016	15.12	.03	(1.56)	(1.53)	(.06)	(.02)	(.08)	—	—	13.51	(10.10)	12,015	1.41[d]	.24[d]	55

April 30, 2015	16.82	.08	.78	.86	(.05)	(2.51)	(2.56)	—	—	15.12	5.36	22,148	1.41	.47	17

April 30, 2014	13.71	—[e]	3.14	3.14	(.03)	—	(.03)	—[e]	—	16.82	22.93	21,754	1.43	(.03)	90

April 30, 2013	12.32	.03	1.36	1.39	—	—	—	—[e]	—	13.71	11.28	17,077	1.50	.26	70

April 30, 2012	13.03	(.02)	(.70)	(.72)	—	—	—	—[e]	.01[g]	12.32	(5.45)	13,450	1.52	(.19)	29

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Capital Opportunities Fund	Capital Opportunities Fund 35

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	Total	Redemption	reimburse	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	distributions	fees	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class R5

October 31, 2016**	$14.27	.08	.49	.57	—	—	—	—	—	$14.84	3.99*	$9,676	.44*	.55*	77*

April 30, 2016	15.99	.11	(1.64)	(1.53)	(.17)	(.02)	(.19)	—	—	14.27	(9.59)	9,295	.85[d]	.77[d]	55

April 30, 2015	17.65	.17	.83	1.00	(.15)	(2.51)	(2.66)	—	—	15.99	5.96	10,891.85		1.02	17

April 30, 2014	14.37	(.04)[f]	3.44	3.40	(.12)	—	(.12)	—[e]	—	17.65	23.69	11,497.84		(.26)[f]	90

April 30, 2013†	12.08	.11	2.20	2.31	(.02)	—	(.02)	—[e]	—	14.37	19.11*	12	.71*	.81*	70

Class R6

October 31, 2016**	$14.28	.09	.50	.59	—	—	—	—	—	$14.87	4.13*	$8,306	.39*	.61*	77*

April 30, 2016	16.00	.13	(1.64)	(1.51)	(.19)	(.02)	(.21)	—	—	14.28	(9.48)	9,617	.75[d]	.86[d]	55

April 30, 2015	17.66	.19	.82	1.01	(.16)	(2.51)	(2.67)	—	—	16.00	6.01	11,625.75		1.12	17

April 30, 2014	14.38	.11	3.30	3.41	(.13)	—	(.13)	—[e]	—	17.66	23.80	10,785.74		.66	90

April 30, 2013†	12.08	.04	2.28	2.32	(.02)	—	(.02)	—[e]	—	14.38	19.25*	8,922	.63*	.25*	70

Class Y

October 31, 2016**	$14.24	.08	.50	.58	—	—	—	—	—	$14.82	4.07*	$31,924	.48*	.54*	77*

April 30, 2016	15.96	.11	(1.65)	(1.54)	(.16)	(.02)	(.18)	—	—	14.24	(9.66)	36,596	.91[d]	.71[d]	55

April 30, 2015	17.62	.16	.82	.98	(.13)	(2.51)	(2.64)	—	—	15.96	5.82	52,940.91		.97	17

April 30, 2014	14.34	.08	3.29	3.37	(.09)	—	(.09)	—[e]	—	17.62	23.56	49,516.93		.48	90

April 30, 2013	12.85	.10	1.43	1.53	(.04)	—	(.04)	—[e]	—	14.34	11.91	49,378	1.00	.77	70

April 30, 2012	13.53	.04	(.73)	(.69)	—	—	—	—[e]	.01[g]	12.85	(5.03)	48,025	1.02	.31	29

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to April 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

36 Capital Opportunities Fund	Capital Opportunities Fund 37

Notes to financial statements 10/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through October 31, 2016.

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

38 Capital Opportunities Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Capital Opportunities Fund 39

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $48,772,361 and the value of securities loaned amounted to $47,055,258. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain losses of $323,260 recognized during the period between November 1, 2015 and April 30, 2016 to its fiscal year ending April 30, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $23,018 to its fiscal year ending April 30, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and April 30, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and April 30, 2016).

The aggregate identified cost on a tax basis is $338,771,970, resulting in gross unrealized appreciation and depreciation of $34,632,153 and $13,140,189, respectively, or net unrealized appreciation of $21,491,964.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined

40 Capital Opportunities Fund

in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.316% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each

Capital Opportunities Fund 41

fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$249,487	Class R5	7,243

Class B	8,786	Class R6	2,298

Class C	21,731	Class Y	37,245

Class M	3,988	Total	$343,042

Class R	12,264

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $327 under the expense offset arrangements and by $5,111 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $252, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$287,285	Class M	13,773

Class B	40,474	Class R	28,255

Class C	100,081	Total	$469,868

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,348 and $50 from the sale of class A and class M shares, respectively, and received $2,665 and $168 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

42 Capital Opportunities Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$246,556,394	$265,262,593

U.S. government securities (Long-term)	—	—

Total	$246,556,394	$265,262,593

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	423,216	$6,103,042	1,399,959	$20,057,849

Shares issued in connection with
reinvestment of distributions	—	—	170,417	2,482,979

	423,216	6,103,042	1,570,376	22,540,828

Shares repurchased	(1,631,623)	(23,446,104)	(3,716,589)	(53,133,747)

Net decrease	(1,208,407)	$(17,343,062)	(2,146,213)	$(30,592,919)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	17,842	$217,609	52,746	$664,203

Shares issued in connection with
reinvestment of distributions	—	—	2,845	36,024

	17,842	217,609	55,591	700,227

Shares repurchased	(90,582)	(1,126,001)	(202,654)	(2,516,222)

Net decrease	(72,740)	$(908,392)	(147,063)	$(1,815,995)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	50,532	$642,075	206,836	$2,597,069

Shares issued in connection with
reinvestment of distributions	—	—	6,399	82,158

	50,532	642,075	213,235	2,679,227

Shares repurchased	(192,958)	(2,439,024)	(597,055)	(7,296,576)

Net decrease	(142,426)	$(1,796,949)	(383,820)	$(4,617,349)

Capital Opportunities Fund 43

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	5,089	$66,678	7,057	$93,184

Shares issued in connection with
reinvestment of distributions	—	—	1,723	23,075

	5,089	66,678	8,780	116,259

Shares repurchased	(25,128)	(330,341)	(30,434)	(408,877)

Net decrease	(20,039)	$(263,663)	(21,654)	$(292,618)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	89,006	$1,235,891	236,163	$3,313,762

Shares issued in connection with
reinvestment of distributions	—	—	5,133	72,946

	89,006	1,235,891	241,296	3,386,708

Shares repurchased	(235,942)	(3,265,576)	(816,936)	(11,457,088)

Net decrease	(146,936)	$(2,029,685)	(575,640)	$(8,070,380)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class R5	Shares	Amount	Shares	Amount

Shares sold	21,880	$324,987	92,455	$1,302,719

Shares issued in connection with
reinvestment of distributions	—	—	8,181	122,551

	21,880	324,987	100,636	1,425,270

Shares repurchased	(21,622)	(314,619)	(130,311)	(1,951,664)

Net increase (decrease)	258	$10,368	(29,675)	$(526,394)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	15,936	$232,449	106,173	$1,618,860

Shares issued in connection with
reinvestment of distributions	—	—	10,702	160,419

	15,936	232,449	116,875	1,779,279

Shares repurchased	(130,748)	(1,966,275)	(169,722)	(2,409,214)

Net decrease	(114,812)	$(1,733,826)	(52,847)	$(629,935)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	193,608	$2,852,300	464,483	$6,872,306

Shares issued in connection with
reinvestment of distributions	—	—	33,688	503,978

	193,608	2,852,300	498,171	7,376,284

Shares repurchased	(608,233)	(8,688,929)	(1,245,297)	(17,900,959)

Net decrease	(414,625)	$(5,836,629)	(747,126)	$(10,524,675)

44 Capital Opportunities Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	989	0.15%	$14,677

Class R6	992	0.18	14,751

Note 5: Affiliated Transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$37,957,884	$122,655,901	$111,841,424	$143,184	$48,772,361

Putnam Short Term
Investment Fund**	6,341,414	69,500,763	75,404,776	5,306	437,401

Totals	$44,299,298	$192,156,664	$187,246,200	$148,490	$49,209,762

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New pronouncements

In October 2016, the Securities and Exchange Commission adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Capital Opportunities Fund 45

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

46 Capital Opportunities Fund

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Capital Opportunities Fund 47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48 Capital Opportunities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Vice President, Director of
	Robert T. Burns	Proxy Voting and Corporate
	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA068 303441 12/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016